UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)   November 5, 2003
                                                 -----------------------
                                                   (November 3, 2003)
                                                 -----------------------



 Commission   Name of Registrants, State of Incorporation,     I.R.S. Employer
File Number   Address and Telephone Number                    Identification No.
-----------   --------------------------------------------    ------------------

 333-32170    PNM Resources, Inc.                                 85-0468296
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700

  1-6986      Public Service Company of New Mexico                85-0019030
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

                    Regulators Reject PNM Gas Rate Settlement

ALBUQUERQUE, N.M., November 3, 2003 - The New Mexico Public Regulation Commission Monday rejected a settlement of a pending gas rate case proposed by PNM, a utility subsidiary of PNM Resources (NYSE: PNM). The commission decision denies a $22.0 million revenue increase the company had negotiated with the commission staff and the industrial consumers' group.

The commission order (available on the PNM web site at http://www.pnm.com/invest/prcorder.pdf) cites concerns that high natural gas prices in coming months may increase residential customers' heating bills this winter. The company had offered to defer collection of the residential portion of the new rates until the spring of 2004, collecting the deferred amount over the summer months, but the commission rejected that compromise.

"We are extremely disappointed by the commission's order in this case," said PNM Senior Vice President Bill Real. "While the impact of higher gas prices on customers is of concern to all of us, we felt that the revised stipulation addressed that concern. The fact remains that PNM continues to earn an unacceptably low return on its investment in its gas utility."

The company is reviewing its options in light of the commission decision. The company believes the order may provide the basis for a revised settlement acceptable to the commission. The company is also exploring possible judicial remedies.

PNM Resources is an energy holding company based in Albuquerque, New Mexico. PNM, the principal subsidiary of PNM Resources, serves about 450,000 natural gas customers and 390,000 electric customers in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM. For more information about our company, see our web site at www.pnm.com.


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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC. AND
                                        PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                    (Registrant)


Date:  November 5, 2003                         /s/ Robin A. Lumney
                                   ---------------------------------------------
                                                  Robin A. Lumney
                                             Vice President, Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)



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